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                                                                    Exhibit 10.3

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                          Susquehanna Bancshares, Inc.
                      26 North Cedar Street, P.O. Box 1000
                              Lititz, PA 17543-7000
                                 (717) 626-4721

Irrevocable Standby Letter of Credit Number #1

June 29, 2001

Applicant
HAL WAREHOUSE FUNDING 2001 LLC
C/O HANN FINANCIAL SERVICE CORP.
ONE CENTRE DRIVE
JAMESBURG, NJ  08831

Beneficiary
HAL WAREHOUSE FUNDING 2001 LLC

We hereby authorize the Beneficiary to draw on Susquehanna Bancshares, Inc. up to the aggregate amount of Twenty Million, Five Hundred Thousand and 00/100 U.S. Dollars (U.S. $20,500,000) ("Letter of Credit Amount").

Subject to the foregoing and the further provisions of this Irrevocable Standby Letter of Credit, you may make a demand for payment by presentation to the following address:

               Susquehanna Bancshares, Inc.
               Attention:  Chief Financial Officer
               26 North Cedar Street
               Lititz, PA  17543

of your drawing certificate in the form of Exhibit "A" hereto, appropriately completed and signed by your duly authorized officer (including any duly authorized officer of PNC Bank, National Association, as Collateral Agent, as your attorney-in-fact). If your drawing certificate is so presented to the address set forth previously at or before 11:00 a.m., Lititz, Pennsylvania time, on any business day, payment will be made to you of the amount demanded in same day funds before the close of business on the same business day. If your drawing certificate is presented to the address set forth previously after 11:00 a.m., Lititz, Pennsylvania time, on any business day, payment will be made to you of the amount of requested in same day funds before the close of business on the next business day. "Business day" means any day on which banks are not authorized to remain closed in Lititz, Pennsylvania. We hereby engage with drawer that drafts drawn in conformity with the terms of this Letter of Credit will be duly honored upon presentation.

In the event of a draw under this Letter of Credit, the Beneficiary is required to present the original Letter of Credit, and any amendments which may be issued in the future, with any/all other documents required by this Letter of Credit for endorsement of drawing and return if balance remains for future possible draws.

We hereby consent to the assignment of this Letter of Credit by the Beneficiary to PNC Bank, National Association, as Collateral Agent.

This Letter of Credit shall expire on the close of business at the aforesaid address on January 31, 2006. You shall promptly surrender this Letter of Credit to us upon such expiration.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES 1998 (ISP 98) AND BY THE UNIFORM COMMERCIAL CODE OF THE COMMONWEALTH OF PENNSYLVANIA .

SUSQUEHANNA BANCSHARES, INC.


/s/ Drew K. Hostetter
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AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

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                    EXHIBIT A TO IRREVOCABLE LETTER OF CREDIT

                               DRAWING CERTIFICATE

Susquehanna Bancshares, Inc.
26 North Cedar Street
Lititz, Pennsylvania 17543
Attention: Chief Financial Officer

Drawn under Susquehanna Bancshares, Inc. Credit No.: 1

Ladies and Gentlemen:

     We refer to your Irrevocable Letter of Credit No. 1 (the "Letter of Credit"). Capitalized terms used herein shall have the meanings set forth in the Letter of Credit or, if not defined therein, in the Loan Agreement dated as of
June   , 2001 (the "Loan Agreement") among HAL Warehouse Funding 2001 LLC (the
     --
"Borrower"), Market Street Funding Corporation and PNC Bank, National
Association.

          1. The Eligible Demand Amount, as calculated in accordance with the
Loan Agreement, as of the date hereof equals $              .
                                              --------------

          2. Payment of $             , which is less than or equal to the
                         -------------
Eligible Demand Amount, is hereby demanded.

          3. As of the date hereof, $                 (the "SBI Paid Amount")
                                     ----------------
has been drawn and paid under the Letter of Credit, and $                 (the
                                                         ----------------
"First Tennessee Paid Amount") has been drawn and paid under the Irrevocable Standby Credit No. S013164 issued by First Tennessee Bank National Association. The sum of the SBI Paid Amount, the First Tennessee Paid Amount and the amount demanded hereunder does not exceed the Letter of Credit Amount.

          4. The undersigned is duly authorized to make this demand on behalf of the Borrower.

          5. [Please wire the amount demanded hereunder to account no. ___________at____________in___________________.]

          6. [The original of the Letter of Credit is returned to you herewith.] [The original of the Letter of Credit will be delivered to you by overnight courier for delivery on the next business day.]

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Dated:          , 200 .
       ---------     -

                                   HAL WAREHOUSE FUNDING 2001 LLC, by
                                   PNC Bank, National Association, as Collateral Agent, as its attorney-in-fact


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

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                          Susquehanna Bancshares, Inc.
                      26 North Cedar Street, P.O. Box 1000
                              Lititz, PA 17543-7000
                                 (717) 626-4721

June 29, 2001

Applicant
HAL WAREHOUSE FUNDING 2001 LLC
C/O HANN FINANCIAL SERVICE CORP.
ONE CENTRE DRIVE
JAMESBURG, NJ 08831

Beneficiary
HAL WAREHOUSE FUNDING 2001 LLC
C/O HANN FINANCIAL SERVICE CORP.
ONE CENTRE DRIVE
JAMESBURG, NJ 08831

AMENDMENT NO. 01

We hereby amend our Irrevocable Standby Letter of Credit No. 1 as follows:

     Beneficiary's name and address now to read:

HAL WAREHOUSE FUNDING 2001 LLC
BY PNC BANK, NATIONAL ASSOCIATION,
AS COLLATERAL AGENT, AS ITS ATTORNEY-IN-FACT
C/O HANN FINANCIAL SERVICE CORP.
ONE CENTRE DRIVE
JAMESBURG, NJ 08831

The original credit and all amendments have to be presented with any draw under this letter of credit.

All other terms and conditions remain unchanged.

SUSQUEHANNA BANCSHARES, INC.


/s/ Drew K. Hostetter
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AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE